Amplify Natural Resources Dividend Income ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Coal & Consumable Fuels - 1.3%
Alliance Resource Partners LP	8,965	$208,257

Commodity Chemicals - 9.7%
Dow, Inc.	34,370	803,571
LyondellBasell Industries NV - Class A	17,627	763,249
		1,566,820

Diversified Chemicals - 6.1%
Huntsman Corp.	98,963	989,630

Fertilizers & Agricultural Chemicals - 2.3%
FMC Corp.	27,245	377,888

Integrated Oil & Gas - 8.0%
BP PLC - ADR	13,464	467,605
Petroleo Brasileiro SA - Petrobras - ADR	68,881	816,240
		1,283,845

Oil & Gas Drilling - 6.1%
Noble Corp. PLC	18,945	535,007
Patterson-UTI Energy, Inc.	72,295	441,722
		976,729

Oil & Gas Equipment & Services - 7.6%
Atlas Energy Solutions, Inc.	65,312	615,239
Kodiak Gas Services, Inc.	10,883	407,024
USA Compression Partners LP	8,604	197,892
		1,220,155

Oil & Gas Exploration & Production - 21.7%
Black Stone Minerals LP	16,933	225,040
Canadian Natural Resources Ltd.	14,147	478,876
Chord Energy Corp.	4,852	449,780
Civitas Resources, Inc.	20,222	547,814
Crescent Energy Co. - Class A	54,950	461,031
Dorchester Minerals LP	9,529	213,068
Kimbell Royalty Partners LP	19,809	232,954
Mach Natural Resources LP	23,629	260,864
Northern Oil & Gas, Inc.	29,817	640,171
		3,509,598

Oil & Gas Refining & Marketing - 0.9%
Sunoco LP	2,840	148,844

Oil & Gas Storage & Transportation - 31.4% (a)
Cheniere Energy Partners LP	2,796	149,530
Delek Logistics Partners LP	5,147	229,659
Enbridge, Inc.	9,204	440,227
Energy Transfer LP	10,544	173,871
Enterprise Products Partners LP	5,209	167,001
FLEX LNG Ltd.	31,835	794,283
Global Partners LP	3,294	137,854
Hess Midstream LP - Class A	6,048	208,656
Kinetik Holdings, Inc. (b)	17,436	628,568
MPLX LP	3,488	186,155
ONEOK, Inc.	6,589	484,291
Pembina Pipeline Corp.	10,872	413,788
Plains All American Pipeline LP	12,984	233,193
South Bow Corp.	22,033	605,247
Western Midstream Partners LP	5,641	222,819
		5,075,142

Specialty Chemicals - 4.0%
Eastman Chemical Co.	10,062	642,257
TOTAL COMMON STOCKS (Cost $17,610,204)		15,999,165

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.2%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (c)	189,870	189,870
TOTAL MONEY MARKET FUNDS (Cost $189,870)		189,870

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 0.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.67% (c)	22,355	22,355
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $22,355)		22,355

TOTAL INVESTMENTS - 100.4% (Cost $17,822,429)		16,211,390
Liabilities in Excess of Other Assets - (0.4)%		(56,880)
TOTAL NET ASSETS - 100.0%		$16,154,510

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LP - Limited Partnership
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $21,630.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Natural Resources Dividend Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$15,999,165	$–	$–	$15,999,165
Investments Purchased with Proceeds from Securities Lending	22,355	–	–	22,355
Money Market Funds	189,870	–	–	189,870
Total Investments	$16,211,390	$–	$–	$16,211,390

Refer to the Schedule of Investments for further disaggregation of investment categories.